UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act 1934

Date of Report (Date of earliest event reported):  December 12, 2008

AVP, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-26454	98-0142664
(Commission File Number)	(IRS Employer Identification No.)

6100 Center Drive, Suite 900, Los Angeles, CA	90045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(310) 426-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 12, 2008, AVP, Inc. (the “Company”) issued a press release announcing its intention to voluntarily deregister its common stock under the Securities Exchange Act of 1934, as amended.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 12, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVP, INC.

By: /s/ Jason Hodell Name: Jason Hodell Title: Chief Financial Officer

Dated:  December 12, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated December 12, 2008